EXHIBIT 99.2

         The depositor purchased mortgage loans from IndyMac Bank, F.S.B. ("INDYMAC BANK") pursuant to a pooling and servicing agreement, dated as of March 1, 2005, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, and assigned to the trustee for the benefit of holders of the certificates the statistical calculation mortgage loans (other than those removed prior to the closing date) and other similar mortgage loans (together, the "CLOSING DATE MORTGAGE LOANS"). Pursuant to each subsequent transfer instrument the trust acquired subsequent mortgage loans. The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the "MORTGAGE LOANS". The Closing Date Mortgage Loans have an aggregate principal balance as of the cut-off date of approximately $999,491,933. The Closing Date Mortgage Loans to be included in loan group I have an aggregate principal balance equal to approximately $713,377,245, and the Closing Date Mortgage Loans to be included in loan group II have an aggregate principal balance equal to approximately $286,114,588.

         As of the cut-off date, the aggregate Stated Principal Balance of the Statistical Calculation Mortgage Loans is approximately $999,491,933. The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

         At origination, 98.48% of the Statistical Calculation Mortgage Loans in loan group I and approximately 99.44% of the Statistical Calculation Mortgage Loans in loan group II had stated terms to maturity of 30 years. All of the Statistical Calculation Mortgage Loans provide for payments due on the first day of each month (a "due date"). Scheduled monthly payments made by the mortgagors on the mortgage loans ("scheduled payments") either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

         With the exception of 596 of the Statistical Calculation Mortgage Loans in loan group I and 259 of the Statistical Calculation Mortgage Loans in loan group II, representing approximately 17.54% and 32.94%, respectively, of the Statistical Calculation Mortgage Loans in that loan group (these Statistical Calculation Mortgage Loans are referred to in this prospectus supplement as the "interest-only mortgage loans"), all of the Statistical Calculation Mortgage Loans in each loan group will provide for the amortization of the amount financed over a series of substantially equal monthly payments. The terms of the interest-only mortgage loans only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five, or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period.

         Approximately 82.46% of the Statistical Calculation Mortgage Loans in loan group I and approximately 67.06% of the Statistical Calculation Mortgage Loans in loan group II provide for the amortization of the amount financed over a series of substantially equal monthly payments, and approximately 0.16% of the Statistical Calculation Mortgage Loans in loan group I and approximately 0.00% of the Statistical Calculation Mortgage Loans in loan group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity.

         Approximately 3,042 Statistical Calculation Mortgage Loans in loan group I and approximately 743 Statistical Calculation Mortgage Loans in group II, representing approximately 73.73% and 72.67% of the cut-off date principal balance of the mortgage loans in the respective loan groups contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the "Prepayment Charge Period"), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. The Prepayment Charge Period for the mortgage loans vary from one year to five years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

         The mortgage rate (the "Mortgage Rate") of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The adjustable-rate mortgage loans include 2/28 Adjustable Mortgage Loans, 3/27 Adjustable Mortgage Loans, 5/25 Adjustable Mortgage Loans and 7/23 Adjustable Mortgage Loans. The rates on these loans adjust periodically on a date (the "Adjustment Date"), in most cases, after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its "Periodic Rate Cap". The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index. "6-month LIBOR" and "1-year LIBOR" are equal to the average of interbank offered rates for six month or one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the "Money Rates" section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. The "1-year CMT" is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve. The following tables summarize these characteristics of the different loan programs for the adjustable-rate Statistical Calculation Mortgage Loans.


--------------------------------------------------------------------------------
                            INITIAL                             PERIODIC RATE
                             FIXED               BASE             ADJUSTMENT
                            PERIOD               INDEX              PERIOD
1 Year CMT                  1 year            1-year CMT            1 year
2/28 LIBOR Adjustable
   Mortgage Loans           2 years          6-month LIBOR          6 mos.
3/27 LIBOR
   Adjustable
   Mortgage Loans           3 years          6-month LIBOR          6 mos.
3/27 CMT Adjustable
   Mortgage Loans           3 years           1-year CMT            1 year
5/25 LIBOR Adjustable
   Mortgage Loans           5 years          6-month LIBOR          6 mos.
5/25 CMT Adjustable
   Mortgage Loans           5 years           1-year CMT            1 year
5/25 LIBOR Adjustable
   Mortgage Loans           5 years          1-year LIBOR           1 year
7/23 LIBOR Adjustable
   Mortgage Loans           7 years           1-year CMT            6 mos.
--------------------------------------------------------------------------------


         The 2/28 Adjustable Mortgage Loans will include performance loans ("Performance Loans") that provide borrowers the potential of a margin reduction for good payment history. The payment history for the Performance Loan is evaluated in the second month preceding the month in which the initial Adjustment Date occurs. If the related borrower has made scheduled payments in full since the origination of that loan with a maximum of one late payment (which cannot be in the month of evaluation) the loan is eligible for a reduction (ranging from 0.50% to 1.00%) in the margin used to calculate the mortgage rate. Approximately 3.61% of the Statistical Calculation Mortgage Loans are Performance Loans.


   ALL STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS1

                            CURRENT PRINCIPAL BALANCE

                                                                                       Percentage of
                                                                                    Aggregate Principal
                                            Number of                                   Balance of
              Range of                     Statistical                                  Statistical
        Current Mortgage Loan              Calculation      Aggregate Principal     Calculation Mortgage
          Principal Balance              Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 50,000 or less......................               250           $   9,647,177                    0.97%
 50,001 -   100,000..................               788              60,513,978                    6.05
100,001 -   150,000..................             1,051             131,648,450                   13.17
150,001 -   200,000..................               970             169,925,882                   17.00
200,001 -   250,000..................               685             153,372,791                   15.35
250,001 -   300,000..................               494             136,182,216                   13.63
300,001 -   350,000..................               327             106,411,589                   10.65
350,001 -   400,000..................               228              85,351,374                    8.54
400,001 -   450,000..................               111              47,424,926                    4.74
450,001 -   500,000..................                95              45,650,394                    4.57
500,001 -   550,000..................                24              12,691,125                    1.27
550,001 -   600,000..................                28              16,239,772                    1.62
600,001 -   650,000..................                17              10,800,601                    1.08
650,001 -   700,000..................                 7               4,684,604                    0.47
700,001 -   750,000..................                 1                 750,000                    0.08
750,001 -   800,000..................                 1                 760,000                    0.08
850,001 -   900,000..................                 3               2,595,712                    0.26
900,001 -   950,000..................                 2               1,878,844                    0.19
950,001 - 1,000,000..................                 3               2,962,499                    0.30
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the average current principal balance of the Statistical Calculation Mortgage Loans is approximately $196,557.


----------
1 The values in all tables are calculated as of April 1, 2005


                                  MORTGAGE RATE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                       Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
    Current Gross Mortgage Rate          Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 4.001 -   4.500.....................                33           $   8,268,657                    0.83%
 4.501 -   5.000.....................               122              34,068,033                    3.41
 5.001 -   5.500.....................               191              48,820,130                    4.88
 5.501 -   6.000.....................               449             116,252,250                   11.63
 6.001 -   6.500.....................               610             138,119,389                   13.82
 6.501 -   7.000.....................               798             179,471,844                   17.96
 7.001 -   7.500.....................               685             129,342,907                   12.94
 7.501 -   8.000.....................               662             121,798,223                   12.19
 8.001 -   8.500.....................               470              79,788,386                    7.98
 8.501 -   9.000.....................               342              49,478,923                    4.95
 9.001 -   9.500.....................               212              27,275,282                    2.73
 9.501 -  10.000.....................               172              23,534,400                    2.35
10.001 -  10.500.....................               115              16,121,821                    1.61
10.501 -  11.000.....................                88              11,209,965                    1.12
11.001 -  11.500.....................                80              10,213,580                    1.02
11.501 -  12.000.....................                34               3,660,424                    0.37
12.001 -  12.500.....................                16               1,495,589                    0.15
12.501 -  13.000.....................                 4                 332,907                    0.03
13.001 -  13.500.....................                 1                  90,750                    0.01
13.501 -  14.000.....................                 1                 148,471                    0.01
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average mortgage rate of the Statistical Calculation Mortgage Loans is approximately 7.198%.


                                   FICO SCORE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                       Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           Fico Score                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
   <= 500............................                15           $   1,788,949                    0.18%
501 - 520............................               289              44,877,107                    4.49
521 - 540............................               349              58,584,624                    5.86
541 - 560............................               431              73,378,480                    7.34
561 - 580............................               408              71,043,606                    7.11
581 - 600............................               598             108,896,082                   10.90
601 - 620............................               623             119,295,935                   11.94
621 - 640............................               497             102,049,426                   10.21
641 - 660............................               557             116,042,306                   11.61
661 - 680............................               404              86,318,952                    8.64
681 - 700............................               287              65,322,323                    6.54
701 - 720............................               202              46,139,452                    4.62
721 - 740............................               158              39,332,406                    3.94
741 - 760............................               109              27,204,345                    2.72
761 - 780............................                98              25,128,203                    2.51
781 - 800............................                44              10,711,144                    1.07
801 - 820............................                16               3,378,593                    0.34
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average FICO score of the Statistical Calculation Mortgage Loans is approximately 629.

                                  CREDIT LEVELS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                               Number of                               Percentage of Aggregate
                              Statistical                                Principal Balance of
                              Calculation       Aggregate Principal    Statistical Calculation
      Credit Level           Mortgage Loans     Balance Outstanding         Mortgage Loans
      ------------           --------------     -------------------         --------------
1..........................         372             $ 70,462,476                  7.05%
1+.........................       2,359              496,965,618                 49.72
1++........................       1,420              275,680,522                 27.58
2..........................         217               37,534,410                  3.76
3..........................         209               30,312,134                  3.03
4..........................         393               61,504,498                  6.15
N/A........................         115               27,032,275                  2.70
                                  -----             ------------                ------
     TOTAL:................       5,085             $999,491,933                100.00%
                                  =====             ============                ======


(1) Credit Levels are assigned as described under the heading "--UNDERWRITING STANDARDS."




                                   LIEN STATUS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
          Lien Status                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
First Lien...........................             5,085           $ 999,491,933                  100.00%
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


                          ORIGINAL LOAN-TO-VALUE RATIOS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
           Original                       Calculation       Aggregate Principal     Calculation Mortgage
     Loan-to-value Ratios                Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
50.00 or less........................               281           $  42,692,278                    4.27%
50.01 - 55.00........................               133              24,809,853                    2.48
55.01 - 60.00........................               171              38,007,078                    3.80
60.01 - 65.00........................               259              54,805,317                    5.48
65.01 - 70.00........................               468              89,109,563                    8.92
70.01 - 75.00........................               417              89,197,856                    8.92
75.01 - 80.00........................             1,953             394,675,077                   39.49
80.01 - 85.00........................               397              82,087,697                    8.21
85.01 - 90.00........................               682             122,025,597                   12.21
90.01 - 95.00........................               224              44,868,531                    4.49
95.01 -100.00........................               100              17,213,087                    1.72
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average original loan-to-value ratio of the Statistical Calculation Mortgage Loans is approximately 76.80%.



                          TYPE OF DOCUMENTATION PROGRAM
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
           Type of                        Calculation       Aggregate Principal     Calculation Mortgage
    DOCUMENTATION PROGRAM                Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Alternate............................                 2           $     425,977                    0.04%
Express..............................                14               3,509,360                    0.35
Full.................................             2,821             515,729,957                   51.60
Limited Income & Asset...............               119              26,068,540                    2.61
No Doc...............................                12               2,684,885                    0.27
No Income No Asset...................                 2                 436,669                    0.04
No Ratio.............................                 1                 286,000                    0.03
Stated Doc...........................             2,114             450,350,543                   45.06
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


                                  LOAN PURPOSE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         LOAN PURPOSE                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Cash Out Refi........................             2,849           $ 560,089,728                   56.04%
Purchase.............................             2,013             393,509,875                   39.37
Rate & Term Refi.....................               223              45,892,329                    4.59
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======





                                OCCUPANCY TYPE(1)
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
        OCCUPANCY TYPE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Owner Occupied.......................             4,519           $ 919,385,883                   91.99%
Investor Occupied....................               512              69,807,331                    6.98
Second Home..........................                54              10,298,720                    1.03
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


(1) Based on representations of the related mortgagors at the time of origination.



                                  PROPERTY TYPE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
        PROPERTY TYPE                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Single Family........................             3,652           $ 703,953,602                    70.43
Pud..................................               604             131,374,464                    13.14
Two Family...........................               269              61,612,515                     6.16
Condominium..........................               311              54,334,461                     5.44
Townhouse............................               128              18,075,661                     1.81
Three Family.........................                47              13,557,773                     1.36
High Rise Condo (gt 8 floors)........                44               9,440,992                     0.94
Four Family..........................                29               7,042,466                     0.70
Coop.................................                 1                 100,000                     0.01
                                                 ------           -------------                  -------
TOTAL:...............................             5,085           $ 999,491,933                   100.00
                                                 ======           =============                  =======


                                      STATE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
             STATE                       Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Alabama..............................                95           $   9,316,219                    0.93%
Alaska...............................                14               1,821,497                    0.18
Arizona..............................                67              11,845,326                    1.19
Arkansas.............................                22               2,566,138                    0.26
California...........................               827             235,224,403                   23.53
Colorado.............................                73              13,232,433                    1.32
Connecticut..........................                71              12,986,092                    1.30
Delaware.............................                13               2,200,844                    0.22
District of Columbia.................                39               8,176,707                    0.82
Florida..............................               518              88,894,596                    8.89
Georgia..............................               244              39,293,904                    3.93
Hawaii...............................                11               2,344,196                    0.23
Idaho................................                 8               1,284,199                    0.13
Illinois.............................               163              28,271,437                    2.83
Indiana..............................                52               4,981,204                    0.50
Iowa.................................                15               1,520,838                    0.15
Kansas...............................                20               2,014,504                    0.20
Kentucky.............................                25               2,314,493                    0.23
Louisiana............................                48               5,173,047                    0.52
Maine................................                 4                 511,763                    0.05
Maryland.............................               189              37,879,606                    3.79
Massachusetts........................               117              29,669,306                    2.97
Michigan.............................               197              24,265,794                    2.43
Minnesota............................                32               5,918,774                    0.59
Mississippi..........................                19               2,329,612                    0.23
Missouri.............................                41               4,813,249                    0.48
Montana..............................                 7                 735,066                    0.07
Nebraska.............................                14               1,461,862                    0.15
Nevada...............................                84              16,985,285                    1.70
New Hampshire........................                23               4,495,928                    0.45
New Jersey...........................               366              85,168,126                    8.52
New Mexico...........................                 8               1,623,759                    0.16
New York.............................               583             153,343,335                   15.34
North Carolina.......................                74               8,840,940                    0.88
Ohio.................................               125              14,313,621                    1.43
Oklahoma.............................                18               1,600,497                    0.16
Oregon...............................                23               3,913,817                    0.39
Pennsylvania.........................               111              12,373,087                    1.24
Rhode Island.........................                36               7,409,882                    0.74
South Carolina.......................                61               7,489,240                    0.75
South Dakota.........................                 2                  91,248                    0.01
Tennessee............................                48               4,029,248                    0.40
Texas................................               212              29,675,707                    2.97
Utah.................................                22               3,320,115                    0.33
Vermont..............................                 3                 437,397                    0.04
Virginia.............................               216              41,470,339                    4.15
Washington...........................                94              17,959,564                    1.80
West Virginia........................                 6                 938,664                    0.09
Wisconsin............................                21               2,400,504                    0.24
Wyoming..............................                 4                 564,527                    0.06
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


                                    ZIP CODE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
            ZIP CODE                     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
11236................................                12           $   3,718,243                    0.37%
11203................................                14               3,167,271                    0.32
11746................................                10               2,813,965                    0.28
11729................................                10               2,659,010                    0.27
91709................................                 7               2,608,247                    0.26
11717................................                11               2,556,398                    0.26
11003................................                 8               2,472,865                    0.25
11208................................                 8               2,464,096                    0.25
91306................................                 7               2,246,953                    0.22
92154................................                 5               2,150,071                    0.22
Other................................             4,993             972,634,815                   97.31
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======





                           REMAINING TERM TO MATURITY
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
REMAINING TERM TO MATURITY (MONTHS)      Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
180 or less..........................                81           $  11,865,723                    1.19%
181 - 240............................                 6                 598,447                    0.06
301 - 360............................             4,998             987,027,763                   98.75
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average term to maturity of the Statistical Calculation Mortgage Loans is approximately 355 months.


                                  PRODUCT TYPE
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
        PRODUCT TYPE                     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1 Yr Cmt.............................                 1           $     183,218                    0.02%
15yr Balloon.........................                 8               1,130,597                    0.11
15yr Fxd.............................                72              10,610,326                    1.06
15yr Fxd -120 Month IO...............                 1                 124,800                    0.01
2/6 Month LIBOR......................             3,093             557,468,638                   55.78
2/6 Month LIBOR - 24 Month IO........               615             153,894,341                   15.27
2/6 Month LIBOR - 60 Month IO........                12               2,826,487                    0.28
2/6 Month LIBOR -120 Month IO........               102              30,141,208                    3.02
30yr Fxd.............................               794             163,616,177                   16.37
30yr Fxd -120 Month IO...............                41              11,716,379                    1.17
3/1 Arm 1 Yr Cmt.....................                93              15,063,954                    1.51
3/1 Arm 1 Yr Cmt - 36 Month IO.......                 3                 587,920                    0.06
3/6 Month LIBOR......................               157              29,311,131                    2.93
3/6 Month LIBOR - 36 Month IO........                52              12,326,971                    1.23
3/6 Month LIBOR - 60 Month IO........                 7               2,178,899                    0.22
3/6 Month LIBOR -120 Month IO........                13               2,992,984                    0.30
5/1 Arm 1 Yr Cmt.....................                 1                 299,631                    0.03
5/1 Arm 1 Yr Cmt - 60 Month IO.......                 1                 362,000                    0.04
5/1 Arm 1 Yr Cmt -120 Month IO.......                 1                 344,000                    0.03
5/1 Arm 1 Yr LIBOR...................                 6               1,160,159                    0.12
5/1 Arm 1 Yr LIBOR -
 60 Month IO.........................                 3                 768,541                    0.08
5/6 Month LIBOR......................                 3                 703,242                    0.07
5/6 Month LIBOR - 60 Month IO........                 3                 963,400                    0.10
5/6 Month LIBOR -120 Month IO........                 1                 132,000                    0.01
7/1 Arm 1 Yr Cmt.....................                 2                 584,927                    0.06
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


                             PREPAYMENT CHARGE TERM
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
        Prepayment Charge                 Calculation       Aggregate Principal     Calculation Mortgage
          TERM (MONTHS)                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 0...................................             1,300           $ 265,599,747                   26.57%
12...................................               238              53,862,648                    5.39
24...................................             2,519             476,402,176                   47.66
36...................................             1,024             202,844,928                   20.29
60...................................                 4                 782,434                    0.08
                                                 ------           -------------                 -------
TOTAL:...............................             5,085           $ 999,491,933                  100.00%
                                                 ======           =============                 =======


             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
    INITIAL PERIODIC RATE CAP            Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1.50.................................                 3           $     606,116                    0.07%
2.00.................................               360              82,219,597                   10.12
3.00.................................             3,784             723,708,633                   89.09
5.00.................................                12               2,586,618                    0.32
6.00.................................                10               3,172,690                    0.39
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======





            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
SUBSEQUENT PERIODIC RATE CAP             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1.00.................................             4,037           $ 787,569,728                   96.96%
1.50.................................                 6               1,360,049                    0.17
2.00.................................               126              23,363,876                    2.88
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======


                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           GROSS MARGIN                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 4.000......................                42           $  10,608,300                    1.31%
4.001 -   4.500......................               361              77,410,418                    9.53
4.501 -   5.000......................             1,045             239,378,543                   29.47
5.001 -   5.500......................               996             188,710,589                   23.23
5.501 -   6.000......................               724             143,280,823                   17.64
6.001 -   6.500......................               406              64,105,806                    7.89
6.501 -   7.000......................               391              62,934,995                    7.75
7.001 -   7.500......................               177              21,758,285                    2.68
7.501 -   8.000......................                19               2,803,320                    0.35
8.001 -   8.500......................                 5                 923,334                    0.11
8.501 -   9.000......................                 3                 379,242                    0.05
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average gross margin of the Statistical Calculation Mortgage Loans is approximately 5.422%.


               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
       MAXIMUM MORTGAGE RATE             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 10.000.....................                 2           $     448,168                    0.06%
10.001 -  10.500.....................                10               2,200,751                    0.27
10.501 -  11.000.....................                25               6,710,758                    0.83
11.001 -  11.500.....................                83              21,256,211                    2.62
11.501 -  12.000.....................               270              67,598,937                    8.32
12.001 -  12.500.....................               462             102,822,664                   12.66
12.501 -  13.000.....................               648             146,979,091                   18.09
13.001 -  13.500.....................               614             121,864,161                   15.00
13.501 -  14.000.....................               618             121,325,012                   14.94
14.001 -  14.500.....................               447              78,499,895                    9.66
14.501 -  15.000.....................               330              51,449,286                    6.33
15.001 -  15.500.....................               203              26,462,144                    3.26
15.501 -  16.000.....................               158              24,275,057                    2.99
16.001 -  16.500.....................                99              15,226,426                    1.87
16.501 -  17.000.....................                82              10,897,426                    1.34
17.001 -  17.500.....................                71               9,196,323                    1.13
17.501 -  18.000.....................                29               3,236,508                    0.40
18.001 -  18.500.....................                13               1,332,665                    0.16
18.501 -  19.000.....................                 3                 272,950                    0.03
19.001 -  19.500.....................                 1                  90,750                    0.01
19.501 -  20.000.....................                 1                 148,471                    0.02
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average maximum mortgage rate of the Statistical Calculation Mortgage Loans is approximately 13.482%.


               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         MINIMUM MORTGAGE RATE           Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than  4.000.....................                33           $   7,852,762                    0.97%
 4.001 -   4.500.....................               342              73,470,302                    9.04
 4.501 -   5.000.....................             1,020             233,645,288                   28.76
 5.001 -   5.500.....................               983             188,215,253                   23.17
 5.501 -   6.000.....................               725             143,202,189                   17.63
 6.001 -   6.500.....................               413              64,709,095                    7.97
 6.501 -   7.000.....................               398              64,850,896                    7.98
 7.001 -   7.500.....................               193              25,872,072                    3.19
 7.501 -   8.000.....................                30               4,919,106                    0.61
 8.001 -   8.500.....................                15               2,767,445                    0.34
 8.501 -   9.000.....................                10               1,646,819                    0.20
 9.001 -   9.500.....................                 4                 865,977                    0.11
10.001 -  10.500.....................                 1                  53,833                    0.01
12.501 -  13.000.....................                 1                 101,117                    0.01
14.001 -  14.500.....................                 1                 121,500                    0.01
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average minimum mortgage rate of the Statistical Calculation Mortgage Loans is approximately 5.476%.


             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
      STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
     NEXT RATE ADJUSTMENT DATE           Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
October 1, 2005......................                 1           $     295,669                    0.04%
November 1, 2005.....................                 1                  53,833                    0.01
January 1, 2006......................                 1                 183,218                    0.02
June 1, 2006.........................                 3                 732,764                    0.09
July 1, 2006.........................                 8               2,247,541                    0.28
August 1, 2006.......................                22               5,717,279                    0.70
September 1, 2006....................                78              18,737,494                    2.31
October 1, 2006......................                78              19,791,697                    2.44
November 1, 2006.....................                84              18,090,806                    2.23
December 1, 2006.....................               228              50,060,096                    6.16
January 1, 2007......................               906             181,536,294                   22.35
February 1, 2007.....................               888             167,004,011                   20.56
March 1, 2007........................               742             138,589,106                   17.06
April 1, 2007........................               752             134,984,173                   16.62
May 1, 2007..........................                31               6,586,129                    0.81
July 1, 2007.........................                 1                 161,884                    0.02
August 1, 2007.......................                 5                 605,313                    0.07
September 1, 2007....................                 9               2,366,427                    0.29
October 1, 2007......................                10               2,706,467                    0.33
November 1, 2007.....................                18               4,670,969                    0.58
December 1, 2007.....................                51               9,736,463                    1.20
January 1, 2008......................                68              12,870,709                    1.58
February 1, 2008.....................                65              13,050,852                    1.61
March 1, 2008........................                45               7,469,360                    0.92
April 1, 2008........................                44               7,648,905                    0.94
May 1, 2008..........................                 8                 930,290                    0.11
August 1, 2009.......................                 7               1,563,183                    0.19
September 1, 2009....................                 2                 553,900                    0.07
October 1, 2009......................                 1                 146,000                    0.02
December 1, 2009.....................                 4               1,096,442                    0.13
January 1, 2010......................                 1                 362,000                    0.04
February 1, 2010.....................                 2                 563,517                    0.07
March 1, 2010........................                 2                 447,931                    0.06
April 1, 2010........................                 1                 148,000                    0.02
December 1, 2011.....................                 1                 520,000                    0.06
January 1, 2012......................                 1                  64,927                    0.01
                                                 ------           -------------                 -------
TOTAL:...............................             4,169           $ 812,293,653                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average number of months to the next adjustment date for the Statistical Calculation Mortgage Loans is approximately 23 months.

  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

         The Mortgage Loans to be included in loan group I consist of 4080 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of April 1, 2005 of $713,377,245, after application of scheduled payments due on or before April 1, 2005 whether or not received and application of all unscheduled payments of principal received prior to April 1, 2005, and subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group I have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).





  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                            CURRENT PRINCIPAL BALANCE

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
              Range of                    Statistical                                   Statistical
        Current Mortgage Loan             Calculation       Aggregate Principal     Calculation Mortgage
          PRINCIPAL BALANCE              Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 50,000 or less......................               210           $   8,041,512                    1.13%
 50,001 - 100,000....................               661              50,510,887                    7.08
100,001 - 150,000....................               919             115,260,693                   16.16
150,001 - 200,000....................               855             149,919,103                   21.02
200,001 - 250,000....................               590             132,024,280                   18.51
250,001 - 300,000....................               456             125,729,467                   17.62
300,001 - 350,000....................               291              94,662,439                   13.27
350,001 - 400,000....................                80              29,203,963                    4.09
400,001 - 450,000....................                11               4,698,227                    0.66
450,001 - 500,000....................                 7               3,326,676                    0.47
                                                 ------           -------------                --------
TOTAL:...............................            $4,080           $ 713,377,245                  100.00%
                                                 ======           =============                ========


As of April 1, 2005, the average current principal balance of the Group I Statistical Calculation Mortgage Loans is approximately $174,847.


                                  MORTGAGE RATE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
   CURRENT GROSS MORTGAGE RATE           Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 4.001 -   4.500.....................                27          $    6,303,666                    0.88%
 4.501 -   5.000.....................                75              17,248,702                    2.42
 5.001 -   5.500.....................                87              19,699,819                    2.76
 5.501 -   6.000.....................               366              81,080,491                   11.37
 6.001 -   6.500.....................               519             104,904,680                   14.71
 6.501 -   7.000.....................               674             131,556,015                   18.44
 7.001 -   7.500.....................               614             103,325,786                   14.48
 7.501 -   8.000.....................               555              90,289,707                   12.66
 8.001 -   8.500.....................               403              61,711,850                    8.65
 8.501 -   9.000.....................               295              38,480,795                    5.39
 9.001 -   9.500.....................               197              24,016,736                    3.37
 9.501 -  10.000.....................               144              18,941,019                    2.66
10.001 -  10.500.....................                57               7,585,687                    1.06
10.501 -  11.000.....................                28               3,460,344                    0.49
11.001 -  11.500.....................                23               2,969,071                    0.42
11.501 -  12.000.....................                12               1,436,926                    0.20
12.001 -  12.500.....................                 3                 250,950                    0.04
12.501 -  13.000.....................                 1                 115,000                    0.02
                                                 ------          --------------                --------
TOTAL................................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


As of April 1, 2005, the weighted average mortgage rate of the Group I Statistical Calculation Mortgage Loans is approximately 7.215%.


                                   FICO SCORE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           FICO SCORE                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
   <= 500............................                 9          $    1,075,835                    0.15%
501 - 520............................               202              32,125,752                    4.50
521 - 540............................               265              43,143,517                    6.05
541 - 560............................               358              58,027,993                    8.13
561 - 580............................               346              55,907,928                    7.84
581 - 600............................               500              81,691,418                   11.45
601 - 620............................               525              90,798,332                   12.73
621 - 640............................               397              68,169,784                    9.56
641 - 660............................               445              79,684,945                   11.17
661 - 680............................               332              62,758,086                    8.80
681 - 700............................               219              41,416,378                    5.81
701 - 720............................               161              30,828,642                    4.32
721 - 740............................               110              23,462,530                    3.29
741 - 760............................                87              18,560,185                    2.60
761 - 780............................                72              15,190,999                    2.13
781 - 800............................                37               7,545,637                    1.06
801 - 820............................                15               2,989,283                    0.42
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


As of April 1, 2005, the weighted average FICO score of the Group I Statistical Calculation Mortgage Loans is approximately 625.


                                  CREDIT LEVELS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                         Number of                                Percentage of Aggregate
                        Statistical                                 Principal Balance of
                        Calculation        Aggregate Principal    Statistical Calculation
   Credit Level        Mortgage Loans      Balance Outstanding         Mortgage Loans
   ------------        --------------                                  --------------
1...................           323             $  55,501,096                 7.78%
1+..................         1,979               358,461,382                50.25
1++.................         1,099               189,203,927                26.52
2...................           198                32,001,211                 4.49
3...................           182                25,369,277                 3.56
4...................           207                35,011,720                 4.91
N/A.................            92                17,828,631                 2.50
                           -------             -------------               ------
     TOTAL:.........         4,080             $ 713,377,245               100.00%
                           =======             =============               ======


(1) Credit Levels are assigned as described under the heading "--UNDERWRITING STANDARDS."





                                   LIEN STATUS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         LIEN STATUS                     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
First Lien...........................             4,080          $  713,377,245                  100.00%
                                                 ------          --------------                 -------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                 =======


                          ORIGINAL LOAN-TO-VALUE RATIOS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
            Original                      Calculation       Aggregate Principal     Calculation Mortgage
      LOAN-TO-VALUE RATIOS               Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
50.00 or below.......................               240          $   35,212,270                    4.94%
50.01-   55.00.......................                96              17,425,526                    2.44
55.01-   60.00.......................               139              26,818,590                    3.76
60.01-   65.00.......................               201              38,225,099                    5.36
65.01-   70.00.......................               322              58,160,465                    8.15
70.01-   75.00.......................               344              62,293,783                    8.73
75.01-   80.00.......................             1,574             276,454,548                   38.75
80.01-   85.00.......................               332              61,234,317                    8.58
85.01-   90.00.......................               567              91,776,138                   12.87
90.01-   95.00.......................               182              32,928,113                    4.62
95.01-  100.00.......................                83              12,848,396                    1.80
                                                 ------          --------------                --------
TOTAL................................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


(1) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.


As of April 1, 2005, the weighted average original loan-to-value ratio of the Group I Statistical Calculation Mortgage Loans is approximately 76.74%.



                          TYPE OF DOCUMENTATION PROGRAM
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
            Type of                       Calculation       Aggregate Principal     Calculation Mortgage
     DOCUMENTATION PROGRAM               Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Alternate............................                 2          $      425,977                    0.06%
Express..............................                11               2,073,863                    0.29
Full.................................             2,278             373,486,783                   52.35
Limited Income & Asset...............                98              18,442,403                    2.59
No Doc...............................                 9               1,173,652                    0.16
No Income No Asset...................                 2                 436,669                    0.06
No Ratio.............................                 1                 286,000                    0.04
Stated Doc...........................             1,679             317,051,897                   44.44
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


                                  LOAN PURPOSE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         LOAN PURPOSE                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Refinance-Cashout....................             2,304          $  409,997,823                   57.47%
Purchase.............................             1,603             271,134,845                   38.01
Refinance-Rate/Term..................               173              32,244,577                    4.52
                                                 ------          --------------                --------
TOTAL................................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========





                                OCCUPANCY TYPE(1)
     (STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS)

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
        OCCUPANCY TYPE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Owner Occupied.......................             3,579          $  644,936,662                   90.41%
Investor Occupied....................               453              59,770,220                    8.38
Second Home..........................                48               8,670,363                    1.22
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


(1) Based on representations of the related mortgagors at the time of origination.





                                  PROPERTY TYPE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         PROPERTY TYPE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Single Family........................             2,910          $  494,758,748                   69.35%
PUD..................................               469              86,652,936                   12.15
Two Family...........................               229              51,509,004                    7.22
Condominium..........................               256              40,948,222                    5.74
Townhouse............................               112              15,037,680                    2.11
Three Family.........................                42              11,991,442                    1.68
High Rise Condo (gt 8 floors)........                36               6,916,797                    0.97
Four Family..........................                25               5,462,416                    0.77
Coop.................................                 1                 100,000                    0.01
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


                                      STATE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
              STATE                      Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Alabama..............................                74          $    6,488,797                    0.91%
Alaska...............................                12               1,470,304                    0.21
Arizona..............................                56               8,009,075                    1.12
Arkansas.............................                17               1,904,407                    0.27
California...........................               580             135,483,882                   18.99
Colorado.............................                60               9,617,045                    1.35
Connecticut..........................                56              10,046,535                    1.41
Delaware.............................                12               2,020,844                    0.28
District of Columbia.................                32               6,782,942                    0.95
Florida..............................               437              70,212,382                    9.84
Georgia..............................               201              30,643,945                    4.30
Hawaii...............................                11               2,344,196                    0.33
Idaho................................                 7                 884,199                    0.12
Illinois.............................               140              23,513,841                    3.30
Indiana..............................                42               4,110,973                    0.58
Iowa.................................                12               1,298,666                    0.18
Kansas...............................                18               1,848,368                    0.26
Kentucky.............................                22               2,008,352                    0.28
Louisiana............................                37               3,402,712                    0.48
Maine................................                 3                 403,400                    0.06
Maryland.............................               157              29,380,484                    4.12
Massachusetts........................                89              20,391,491                    2.86
Michigan.............................               167              19,962,974                    2.80
Minnesota............................                29               5,017,819                    0.70
Mississippi..........................                18               1,862,468                    0.26
Missouri.............................                38               3,904,618                    0.55
Montana..............................                 7                 735,066                    0.10
Nebraska.............................                11               1,141,413                    0.16
Nevada...............................                68              13,026,459                    1.83
New Hampshire........................                19               3,446,705                    0.48
New Jersey...........................               293              62,770,537                    8.80
New Mexico...........................                 7               1,223,759                    0.17
New York.............................               459             108,450,713                   15.20
North Carolina.......................                67               8,149,288                    1.14
Ohio.................................               106              11,646,263                    1.63
Oklahoma.............................                16               1,494,962                    0.21
Oregon...............................                19               3,218,172                    0.45
Pennsylvania.........................                94               9,967,385                    1.40
Rhode Island.........................                30               6,183,616                    0.87
South Carolina.......................                54               6,419,419                    0.90
South Dakota.........................                 1                  49,273                    0.01
Tennessee............................                42               3,474,330                    0.49
Texas................................               165              20,477,282                    2.87
Utah.................................                19               2,662,155                    0.37
Vermont..............................                 2                 380,432                    0.05
Virginia.............................               170              28,866,544                    4.05
Washington...........................                77              13,068,604                    1.83
West Virginia........................                 5                 772,487                    0.11
Wisconsin............................                18               2,173,132                    0.30
Wyoming..............................                 4                 564,527                    0.08
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


                                    ZIP CODE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
            ZIP CODE                     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
11203................................                14          $    3,167,271                    0.44%
11236................................                 9               2,766,532                    0.39
11717................................                11               2,556,398                    0.36
11746................................                 9               2,480,215                    0.35
92376................................                11               2,090,856                    0.29
11729................................                 8               2,048,502                    0.29
11208................................                 6               1,972,196                    0.28
92345................................                12               1,891,481                    0.27
20019................................                 9               1,781,270                    0.25
92503................................                 7               1,684,309                    0.24
Other................................             3,984             690,938,214                   96.85
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========





                           REMAINING TERM TO MATURITY
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
 REMAINING TERM TO MATURITY (MONTHS)     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
180 or less..........................                76          $   10,252,557                    1.44%
181 - 240............................                 6                 598,447                    0.08
301 - 360............................             3,998             702,526,241                   98.48
                                                 ------          --------------                --------
TOTAL:...............................             4,080          $  713,377,245                  100.00%
                                                 ======          ==============                ========


As of April 1, 2005, the weighted average term to maturity of the Group I Statistical Calculation Mortgage Loans is approximately 355 months.


                                  PRODUCT TYPE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                           Number of            Aggregate       Percentage of Aggregate
                                          Statistical           Principal         Principal Balance of
                                          Calculation            Balance        Statistical Calculation
             Product Type               Mortgage Loans         Outstanding           Mortgage Loans
             ------------               --------------         -----------           --------------
1 Yr CMT............................            1             $     183,218                  0.03%
15yr Balloon........................            8                 1,130,597                  0.16
15yr Fxd............................           68                 9,121,960                  1.28
2/6 Month LIBOR.....................        2,488               414,469,316                 58.10
2/6 Month LIBOR - 24 Month IO.......          432                88,600,202                 12.42
2/6 Month LIBOR - 60 Month IO.......            6                 1,397,295                  0.20
2/6 Month LIBOR -120 Month IO.......           70                16,505,207                  2.31
30yr Fxd............................          703               127,645,283                 17.89
30yr Fxd -120 Month IO..............           33                 7,139,744                  1.00
3/1 ARM 1 Yr CMT....................           78                12,208,343                  1.71
3/1 ARM 1 Yr CMT - 36 Month IO......            3                   587,920                  0.08
3/6 Month LIBOR.....................          134                22,895,142                  3.21
3/6 Month LIBOR - 36 Month IO.......           35                 6,885,911                  0.97
3/6 Month LIBOR - 60 Month IO.......            5                 1,324,899                  0.19
3/6 Month LIBOR -120 Month IO.......            7                 1,594,079                  0.22
5/1 ARM 1 Yr CMT....................            1                   299,631                  0.04
5/1 ARM 1 Yr CMT -120 Month IO......            1                   344,000                  0.05
5/1 ARM 1 Yr LIBOR..................            1                    97,128                  0.01
5/1 ARM 1 Yr LIBOR - 60 Month IO....            2                   468,541                  0.07
5/6 Month LIBOR.....................            1                   148,300                  0.02
5/6 Month LIBOR - 60 Month IO.......            1                   133,600                  0.02
5/6 Month LIBOR -120 Month IO.......            1                   132,000                  0.02
7/1 ARM 1 Yr CMT....................            1                    64,927                  0.01
                                          -------             -------------                ------
        TOTAL:......................        4,080             $ 713,377,245                100.00%
                                          =======             =============                ======





                             PREPAYMENT CHARGE TERM
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
 PREPAYMENT CHARGE TERM (MONTHS)         Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 0...................................             1,038           $ 187,399,848                   26.27%
12...................................               177              34,342,992                    4.81
24...................................             2,008             341,537,333                   47.88
36...................................               854             149,439,438                   20.95
60...................................                 3                 657,634                    0.09
                                                -------           -------------                --------
TOTAL................................             4,080           $ 713,377,245                  100.00%
                                                =======           =============                ========


             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
    INITIAL PERIODIC RATE CAP            Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1.50.................................                 3           $     606,116                    0.11%
2.00.................................               292              56,127,760                    9.88
3.00.................................             2,963             509,546,861                   89.66
5.00.................................                 5                 741,286                    0.13
6.00.................................                 5               1,317,637                    0.23
                                                -------           -------------                --------
TOTAL:...............................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========





            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
SUBSEQUENT PERIODIC RATE CAP             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1.000................................             3,167           $ 551,181,333                   96.98%
1.500................................                 4                 922,647                    0.16
2.000................................                97              16,235,681                    2.86
                                                -------           -------------                --------
TOTAL................................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========


                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           GROSS MARGIN                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 4.000......................                16           $   2,896,303                    0.51%
4.001 -   4.500......................               302              58,842,560                   10.35
4.501 -   5.000......................               827             163,107,385                   28.70
5.001 -   5.500......................               791             133,769,020                   23.54
5.501 -   6.000......................               597             100,838,449                   17.74
6.001 -   6.500......................               325              47,403,644                    8.34
6.501 -   7.000......................               276              43,347,219                    7.63
7.001 -   7.500......................               119              15,407,194                    2.71
7.501 -   8.000......................                 9               1,563,749                    0.28
8.001 -   8.500......................                 4                 827,373                    0.15
8.501 -   9.000......................                 2                 336,765                    0.06
                                                -------           -------------                --------
TOTAL:...............................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========


As of April 1, 2005, the weighted average gross margin of the Group I Statistical Calculation Mortgage Loans is approximately 5.440%.


               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
       MAXIMUM MORTGAGE RATE             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 10.000.....................                 1           $     299,631                    0.05%
10.001 -  10.500.....................                 4                 780,128                    0.14
10.501 -  11.000.....................                 5               1,173,964                    0.21
11.001 -  11.500.....................                13               2,762,916                    0.49
11.501 -  12.000.....................               213              45,909,741                    8.08
12.001 -  12.500.....................               375              74,457,385                   13.10
12.501 -  13.000.....................               538             104,983,754                   18.47
13.001 -  13.500.....................               539              94,215,227                   16.58
13.501 -  14.000.....................               507              88,060,074                   15.49
14.001 -  14.500.....................               380              60,751,832                   10.69
14.501 -  15.000.....................               280              39,093,082                    6.88
15.001 -  15.500.....................               188              23,108,003                    4.07
15.501 -  16.000.....................               128              18,768,730                    3.30
16.001 -  16.500.....................                43               6,839,258                    1.20
16.501 -  17.000.....................                22               3,147,804                    0.55
17.001 -  17.500.....................                18               2,428,255                    0.43
17.501 -  18.000.....................                11               1,240,926                    0.22
18.001 -  18.500.....................                 2                 203,950                    0.04
18.501 -  19.000.....................                 1                 115,000                    0.02
                                                -------           -------------                --------
TOTAL:...............................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========


As of April 1, 2005, the weighted average maximum mortgage rate of the Group I Statistical Calculation Mortgage Loans is approximately 13.494%.


               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
        MINIMUM MORTGAGE RATE            Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 4.000......................                14           $   2,548,410                    0.45%
 4.001 -  4.500......................               288              56,628,624                    9.96
 4.501 -  5.000......................               807             158,951,611                   27.97
 5.001 -  5.500......................               771             131,073,129                   23.06
 5.501 -  6.000......................               600             101,285,551                   17.82
 6.001 -  6.500......................               333              47,870,156                    8.42
 6.501 -  7.000......................               284              44,867,294                    7.89
 7.001 -  7.500......................               132              17,811,199                    3.13
 7.501 -  8.000......................                18               3,391,284                    0.60
 8.001 -  8.500......................                10               1,941,429                    0.34
 8.501 -  9.000......................                 6               1,060,333                    0.19
 9.001 -  9.500......................                 3                 688,025                    0.12
12.501 - 13.000......................                 1                 101,117                    0.02
14.001 - 14.500......................                 1                 121,500                    0.02
                                                -------           -------------                --------
TOTAL:...............................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========


As of April 1, 2005, the weighted average minimum mortgage rate of the Group I Statistical Calculation Mortgage Loans is approximately 5.488%.


             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                     GROUP I

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
     NEXT RATE ADJUSTMENT DATE           Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
October 1, 2005......................                 1           $     295,669                    0.05%
January 1, 2006......................                 1                 183,218                    0.03
June 1, 2006.........................                 3                 732,764                    0.13
July 1, 2006.........................                 5               1,251,941                    0.22
August 1, 2006.......................                15               2,705,864                    0.48
September 1, 2006....................                57              12,495,180                    2.20
October 1, 2006......................                65              14,330,881                    2.52
November 1, 2006.....................                67              12,561,829                    2.21
December 1, 2006.....................               181              34,285,342                    6.03
January 1, 2007......................               755             133,776,089                   23.54
February 1, 2007.....................               706             119,879,962                   21.09
March 1, 2007........................               609             102,531,262                   18.04
April 1, 2007........................               523              84,360,938                   14.84
May 1, 2007..........................                 9               1,764,300                    0.31
July 1, 2007.........................                 1                 161,884                    0.03
August 1, 2007.......................                 5                 605,313                    0.11
September 1, 2007....................                 5               1,390,527                    0.24
October 1, 2007......................                 5                 904,926                    0.16
November 1, 2007.....................                11               2,397,379                    0.42
December 1, 2007.....................                43               7,165,511                    1.26
January 1, 2008......................                58               9,858,625                    1.73
February 1, 2008.....................                50               9,489,961                    1.67
March 1, 2008........................                40               6,199,363                    1.09
April 1, 2008........................                38               6,568,405                    1.16
May 1, 2008..........................                 6                 754,400                    0.13
August 1, 2009.......................                 2                 419,669                    0.07
September 1, 2009....................                 1                 133,600                    0.02
October 1, 2009......................                 1                 146,000                    0.03
December 1, 2009.....................                 1                 132,000                    0.02
February 1, 2010.....................                 1                 344,000                    0.06
March 1, 2010........................                 2                 447,931                    0.08
January 1, 2012......................                 1                  64,927                    0.01
                                                -------           -------------                --------
TOTAL:...............................             3,268           $ 568,339,661                  100.00%
                                                =======           =============                ========


As of April 1, 2005, the weighted average number of months to the next adjustment date for the Group I Statistical Calculation Mortgage Loans is approximately 23 months.

  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

         The Mortgage Loans to be included in loan group II consist of 1005 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of April 1, 2005 of $286,114,688, after application of scheduled payments due on or before April 1, 2005 whether or not received and application of all unscheduled payments of principal received prior to April 1, 2005, and subject to a permitted variance of plus or minus 10%. The Mortgage Loans included in loan group II have the characteristics set forth below (the sum in any column may not equal the total indicated due to rounding).





  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II2

                            CURRENT PRINCIPAL BALANCE

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
              Range of                    Statistical                                   Statistical
        Current Mortgage Loan             Calculation       Aggregate Principal     Calculation Mortgage
          PRINCIPAL BALANCE              Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 50,000 or less......................                40           $   1,605,665                    0.56%
 50,001 -   100,000..................               127              10,003,091                    3.50
100,001 -   150,000..................               132              16,387,757                    5.73
150,001 -   200,000..................               115              20,006,779                    6.99
200,001 -   250,000..................                95              21,348,512                    7.46
250,001 -   300,000..................                38              10,452,750                    3.65
300,001 -   350,000..................                36              11,749,149                    4.11
350,001 -   400,000..................               148              56,147,411                   19.62
400,001 -   450,000..................               100              42,726,699                   14.93
450,001 -   500,000..................                88              42,323,719                   14.79
500,001 -   550,000..................                24              12,691,125                    4.44
550,001 -   600,000..................                28              16,239,772                    5.68
600,001 -   650,000..................                17              10,800,601                    3.77
650,001 -   700,000..................                 7               4,684,604                    1.64
700,001 -   750,000..................                 1                 750,000                    0.26
750,001 -   800,000..................                 1                 760,000                    0.27
850,001 -   900,000..................                 3               2,595,712                    0.91
900,001 -   950,000..................                 2               1,878,844                    0.66
950,001 - 1,000,000..................                 3               2,962,499                    1.04
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the average current principal balance of the Group II Statistical Calculation Mortgage Loans is approximately $284,691.


----------
2 The values in all tables are calculated as of April 1, 2005


                                  MORTGAGE RATE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
    CURRENT GROSS MORTGAGE RATE          Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 4.001 -   4.500.....................                 6           $   1,964,991                    0.69%
 4.501 -   5.000.....................                47              16,819,331                    5.88
 5.001 -   5.500.....................               104              29,120,311                   10.18
 5.501 -   6.000.....................                83              35,171,760                   12.29
 6.001 -   6.500.....................                91              33,214,709                   11.61
 6.501 -   7.000.....................               124              47,915,829                   16.75
 7.001 -   7.500.....................                71              26,017,121                    9.09
 7.501 -   8.000.....................               107              31,508,516                   11.01
 8.001 -   8.500.....................                67              18,076,536                    6.32
 8.501 -   9.000.....................                47              10,998,128                    3.84
 9.001 -   9.500.....................                15               3,258,546                    1.14
 9.501 -  10.000.....................                28               4,593,380                    1.61
10.001 -  10.500.....................                58               8,536,134                    2.98
10.501 -  11.000.....................                60               7,749,621                    2.71
11.001 -  11.500.....................                57               7,244,509                    2.53
11.501 -  12.000.....................                22               2,223,498                    0.78
12.001 -  12.500.....................                13               1,244,639                    0.44
12.501 -  13.000.....................                 3                 217,907                    0.08
13.001 -  13.500.....................                 1                  90,750                    0.03
13.501 -  14.000.....................                 1                 148,471                    0.05
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average mortgage rate of the Group II Statistical Calculation Mortgage Loans is approximately 7.158%.


                                   FICO SCORE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           FICO SCORE                    Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
   <= 500............................                 6           $     713,115                    0.25%
501 - 520............................                87              12,751,355                    4.46
521 - 540............................                84              15,441,107                    5.40
541 - 560............................                73              15,350,486                    5.37
561 - 580............................                62              15,135,678                    5.29
581 - 600............................                98              27,204,664                    9.51
601 - 620............................                98              28,497,603                    9.96
621 - 640............................               100              33,879,642                   11.84
641 - 660............................               112              36,357,361                   12.71
661 - 680............................                72              23,560,867                    8.23
681 - 700............................                68              23,905,945                    8.36
701 - 720............................                41              15,310,810                    5.35
721 - 740............................                48              15,869,876                    5.55
741 - 760............................                22               8,644,160                    3.02
761 - 780............................                26               9,937,204                    3.47
781 - 800............................                 7               3,165,507                    1.11
801 - 820............................                 1                 389,310                    0.14
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average FICO score of the Group II Statistical Calculation Mortgage Loans is approximately 637.



                                  CREDIT LEVELS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                          Number of                               Percentage of Aggregate
                         Statistical                                Principal Balance of
                         Calculation       Aggregate Principal    Statistical Calculation
   Credit Level        Mortgage Loans      Balance Outstanding         Mortgage Loans
--------------------   --------------                                  --------------
1...................            49            $   14,961,380                   5.23%
1+..................           380               138,504,236                  48.41
1++.................           321                86,476,595                  30.22
2...................            19                 5,533,199                   1.93
3...................            27                 4,942,856                   1.73
4...................           186                26,492,778                   9.26
N/A.................            23                 9,203,644                   3.22
                            ------            --------------                 ------
    TOTAL:..........         1,005            $  286,114,688                 100.00%
                            ======            ==============                 ======


(1) Credit Levels are assigned as described under the heading "--UNDERWRITING STANDARDS."





                                   LIEN STATUS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         LIEN STATUS                     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
First Lien...........................             1,005           $ 286,114,688                  100.00%
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


                          ORIGINAL LOAN-TO-VALUE RATIOS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
           Original                       Calculation       Aggregate Principal     Calculation Mortgage
     LOAN-TO-VALUE RATIOS                Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
50.00 or less........................                41           $   7,480,008                    2.61%
50.01 - 55.00........................                37               7,384,327                    2.58
55.01 - 60.00........................                32              11,188,488                    3.91
60.01 - 65.00........................                58              16,580,218                    5.79
65.01 - 70.00........................               146              30,949,098                   10.82
70.01 - 75.00........................                73              26,904,073                    9.40
75.01 - 80.00........................               379             118,220,529                   41.32
80.01 - 85.00........................                65              20,853,380                    7.29
85.01 - 90.00........................               115              30,249,459                   10.57
90.01 - 95.00........................                42              11,940,418                    4.17
95.01 -100.00........................                17               4,364,691                    1.53
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


As of April 1, 2005, the weighted average original loan-to-value ratio of the Group II Statistical Calculation Mortgage Loans is approximately 76.93%.





                          TYPE OF DOCUMENTATION PROGRAM
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
            Type of                       Calculation       Aggregate Principal     Calculation Mortgage
     DOCUMENTATION PROGRAM               Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Express..............................                 3         $     1,435,497                    0.50%
Full Documentation...................               543             142,243,174                   49.72
Limited Income & Asset...............                21               7,626,138                    2.67
No Documentation.....................                 3               1,511,233                    0.53
Stated Documentation.................               435             133,298,646                   46.59
                                                 ------         ---------------                  ------
TOTAL:...............................             1,005         $   286,114,688                  100.00%
                                                 ======         ===============                  ======


                                  LOAN PURPOSE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
          LOAN PURPOSE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Cash Out Refinance...................               545           $ 150,091,905                   52.46%
Purchase.............................               410             122,375,030                   42.77
Rate & Term Refinance................                50              13,647,753                    4.77
                                                  -----           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                  =====           =============                 =======





                                OCCUPANCY TYPE(1)
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         OCCUPANCY TYPE                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Owner Occupied.......................               940           $ 274,449,220                   95.92%
Investor Occupied....................                59              10,037,111                    3.51
Second Home..........................                 6               1,628,357                    0.57
                                                 ------           -------------                  ------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                  ======


(1) Based on representations of the related mortgagors at the time of origination.





                                  PROPERTY TYPE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         PROPERTY TYPE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Single Family........................               742           $ 209,194,854                   73.12%
PUD..................................               135              44,721,527                   15.63
Condominium..........................                55              13,386,239                    4.68
Two Family...........................                40              10,103,511                    3.53
Townhouse............................                16               3,037,982                    1.06
High Rise Condo (gt 8 floors)........                 8               2,524,195                    0.88
Four Family..........................                 4               1,580,050                    0.55
Three Family.........................                 5               1,566,330                    0.55
                                                  -----           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                  =====           =============                 =======


                                      STATE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
              STATE                      Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
Alabama..............................                21           $   2,827,423                    0.99%
Alaska...............................                 2                 351,193                    0.12
Arizona..............................                11               3,836,251                    1.34
Arkansas.............................                 5                 661,731                    0.23
California...........................               247              99,740,521                   34.86
Colorado.............................                13               3,615,388                    1.26
Connecticut..........................                15               2,939,556                    1.03
Delaware.............................                 1                 180,000                    0.06
District of Columbia.................                 7               1,393,764                    0.49
Florida..............................                81              18,682,214                    6.53
Georgia..............................                43               8,649,958                    3.02
Idaho................................                 1                 400,000                    0.14
Illinois.............................                23               4,757,595                    1.66
Indiana..............................                10                 870,230                    0.30
Iowa.................................                 3                 222,172                    0.08
Kansas...............................                 2                 166,136                    0.06
Kentucky.............................                 3                 306,141                    0.11
Louisiana............................                11               1,770,335                    0.62
Maine................................                 1                 108,362                    0.04
Maryland.............................                32               8,499,122                    2.97
Massachusetts........................                28               9,277,815                    3.24
Michigan.............................                30               4,302,819                    1.50
Minnesota............................                 3                 900,955                    0.31
Mississippi..........................                 1                 467,143                    0.16
Missouri.............................                 3                 908,631                    0.32
Nebraska.............................                 3                 320,449                    0.11
Nevada...............................                16               3,958,826                    1.38
New Hampshire........................                 4               1,049,222                    0.37
New Jersey...........................                73              22,397,590                    7.83
New Mexico...........................                 1                 400,000                    0.14
New York.............................               124              44,892,622                   15.69
North Carolina.......................                 7                 691,652                    0.24
Ohio.................................                19               2,667,357                    0.93
Oklahoma.............................                 2                 105,534                    0.04
Oregon...............................                 4                 695,645                    0.24
Pennsylvania.........................                17               2,405,702                    0.84
Rhode Island.........................                 6               1,226,265                    0.43
South Carolina.......................                 7               1,069,820                    0.37
South Dakota.........................                 1                  41,975                    0.01
Tennessee............................                 6                 554,918                    0.19
Texas................................                47               9,198,425                    3.21
Utah.................................                 3                 657,960                    0.23
Vermont..............................                 1                  56,964                    0.02
Virginia.............................                46              12,603,795                    4.41
Washington...........................                17               4,890,959                    1.71
West Virginia........................                 1                 166,177                    0.06
Wisconsin............................                 3                 227,372                    0.08
                                                 ------           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                 ======           =============                 =======


                                    ZIP CODE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
              ZIP CODE                   Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
91709................................                 5            $  2,020,247                    0.71%
92880................................                 4               1,870,638                    0.65
95382................................                 3               1,377,871                    0.48
10305................................                 3               1,361,200                    0.48
33028................................                 3               1,263,974                    0.44
90404................................                 2               1,250,960                    0.44
92656................................                 2               1,231,715                    0.43
91739................................                 2               1,227,842                    0.43
95747................................                 2               1,215,196                    0.42
80234................................                 2               1,198,400                    0.42
Other................................               977             272,096,647                   95.10
                                                 ------            ------------                  ------
TOTAL:...............................             1,005            $286,114,688                  100.00%
                                                 ======            ============                  ======





                           REMAINING TERM TO MATURITY
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
 REMAINING TERM TO MATURITY (MONTHS)     Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
180 or less..........................                 5           $   1,613,166                    0.56%
301 - 360............................             1,000             284,501,522                   99.44
                                                  -----           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                  =====           =============                 =======


As of April 1, 2005, the weighted average term to maturity of the Group II Statistical Calculation Mortgage Loans is approximately 357 months.


                                  PRODUCT TYPE
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                           Number of                               Percentage of Aggregate
                                          Statistical                                Principal Balance of
                                          Calculation        Aggregate Principal   Statistical Calculation
            Product Type                 Mortgage Loans      Balance Outstanding        Mortgage Loans
------------------------------------     --------------      -------------------   ------------------------
15yr Fxd............................             4                $   1,488,366                 0.52%
15yr Fxd -120 Month Io..............             1                      124,800                 0.04
2/6 Month LIBOR.....................           605                  142,999,322                49.98
2/6 Month LIBOR - 24 Month IO.......           183                   65,294,139                22.82
2/6 Month LIBOR - 60 Month IO.......             6                    1,429,192                 0.50
2/6 Month LIBOR -120 Month IO.......            32                   13,636,001                 4.77
30yr Fxd............................            91                   35,970,894                12.57
30yr Fxd -120 Month Io..............             8                    4,576,635                 1.60
3/1 ARM 1 Yr CMT....................            15                    2,855,610                 1.00
3/6 Month LIBOR.....................            23                    6,415,989                 2.24
3/6 Month LIBOR - 36 Month IO.......            17                    5,441,060                 1.90
3/6 Month LIBOR - 60 Month IO.......             2                      854,000                 0.30
3/6 Month LIBOR -120 Month IO.......             6                    1,398,905                 0.49
5/1 ARM 1 Yr CMT - 60 Month IO......             1                      362,000                 0.13
5/1 ARM 1 Yr LIBOR..................             5                    1,063,031                 0.37
5/1 ARM 1 Yr LIBOR - 60 Month IO....             1                      300,000                 0.10
5/6 Month LIBOR.....................             2                      554,942                 0.19
5/6 Month LIBOR - 60 Month IO.......             2                      829,800                 0.29
7/1 ARM 1 Yr CMT....................             1                      520,000                 0.18
                                             -----                -------------              -------
    TOTAL:..........................         1,005                $ 286,114,688               100.00%
                                             =====                =============              =======





                             PREPAYMENT CHARGE TERM
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
        Prepayment Charge                 Calculation       Aggregate Principal     Calculation Mortgage
          TERM (MONTHS)                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
 0...................................               262           $  78,199,900                   27.33%
12...................................                61              19,519,655                    6.82
24...................................               511             134,864,843                   47.14
36...................................               170              53,405,490                   18.67
60...................................                 1                 124,800                    0.04
                                                  -----           -------------                 -------
TOTAL:...............................             1,005           $ 286,114,688                  100.00%
                                                  =====           =============                 =======


             INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
    Initial Periodic Rate Cap            Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
2.00.................................                68            $ 26,091,837                   10.70%
3.00.................................               821             214,161,772                   87.79
5.00.................................                 7               1,845,331                    0.76
6.00.................................                 5               1,855,053                    0.76
                                                   ----            ------------                 -------
TOTAL:...............................               901            $243,953,993                  100.00%
                                                   ====            ============                 =======





            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
SUBSEQUENT PERIODIC RATE CAP             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
1.00.................................               870            $236,388,395                   96.90%
1.50.................................                 2                 437,403                    0.18
2.00.................................                29               7,128,195                    2.92
                                                   ----            ------------                 -------
TOTAL:...............................               901            $243,953,993                  100.00%
                                                   ====            ============                 =======


                    GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
           GROSS MARGIN                  Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 4.000......................                26            $  7,711,997                    3.16%
4.001 -   4.500......................                59              18,567,858                    7.61
4.501 -   5.000......................               218              76,271,158                   31.26
5.001 -   5.500......................               205              54,941,570                   22.52
5.501 -   6.000......................               127              42,442,374                   17.40
6.001 -   6.500......................                81              16,702,162                    6.85
6.501 -   7.000......................               115              19,587,775                    8.03
7.001 -   7.500......................                58               6,351,090                    2.60
7.501 -   8.000......................                10               1,239,571                    0.51
8.001 -   8.500......................                 1                  95,961                    0.04
8.501 -   9.000......................                 1                  42,476                    0.02
                                                  -----            ------------                  ------
TOTAL:...............................               901            $243,953,993                  100.00%
                                                  =====            ============                  ======


As of April 1, 2005, the weighted average gross margin of the Group II Statistical Calculation Mortgage Loans is approximately 5.381%.


               MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
       MAXIMUM MORTGAGE RATE             Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 10.000.....................                 1           $     148,537                    0.06%
10.001 -  10.500.....................                 6               1,420,623                    0.58
10.501 -  11.000.....................                20               5,536,794                    2.27
11.001 -  11.500.....................                70              18,493,295                    7.58
11.501 -  12.000.....................                57              21,689,196                    8.89
12.001 -  12.500.....................                87              28,365,279                   11.63
12.501 -  13.000.....................               110              41,995,337                   17.21
13.001 -  13.500.....................                75              27,648,934                   11.33
13.501 -  14.000.....................               111              33,264,938                   13.64
14.001 -  14.500.....................                67              17,748,063                    7.28
14.501 -  15.000.....................                50              12,356,204                    5.06
15.001 -  15.500.....................                15               3,354,141                    1.37
15.501 -  16.000.....................                30               5,506,327                    2.26
16.001 -  16.500.....................                56               8,387,169                    3.44
16.501 -  17.000.....................                60               7,749,621                    3.18
17.001 -  17.500.....................                53               6,768,068                    2.77
17.501 -  18.000.....................                18               1,995,582                    0.82
18.001 -  18.500.....................                11               1,128,715                    0.46
18.501 -  19.000.....................                 2                 157,950                    0.06
19.001 -  19.500.....................                 1                  90,750                    0.04
19.501 -  20.000.....................                 1                 148,471                    0.06
                                                  -----           -------------                 -------
TOTAL:...............................               901           $ 243,953,993                  100.00%
                                                  =====           =============                 =======


As of April 1, 2005, the weighted average maximum mortgage rate of the Group II Statistical Calculation Mortgage Loans is approximately 13.452%.


               MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                      Percentage of
                                                                                    Aggregate Principal
                                           Number of                                    Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal     Calculation Mortgage
         MINIMUM MORTGAGE RATE           Mortgage Loans     Balance Outstanding            Loans
-------------------------------------    --------------     -------------------     --------------------
less than 4.000......................                19            $  5,304,352                    2.17%
 4.001 -  4.500......................                54              16,841,677                    6.90
 4.501 -  5.000......................               213              74,693,677                   30.62
 5.001 -  5.500......................               212              57,142,124                   23.42
 5.501 -  6.000......................               125              41,916,638                   17.18
 6.001 -  6.500......................                80              16,838,939                    6.90
 6.501 -  7.000......................               114              19,983,601                    8.19
 7.001 -  7.500......................                61               8,060,873                    3.30
 7.501 -  8.000......................                12               1,527,822                    0.63
 8.001 -  8.500......................                 5                 826,016                    0.34
 8.501 -  9.000......................                 4                 586,487                    0.24
 9.001 -  9.500......................                 1                 177,952                    0.07
10.001 - 10.500......................                 1                  53,833                    0.02
                                                  -----            ------------                 -------
TOTAL:...............................               901            $243,953,993                  100.00%
                                                  =====            ============                 =======


As of April 1, 2005, the weighted average minimum mortgage rate of the Group II Statistical Calculation Mortgage Loans is approximately 5.447%.


             NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
  STATISTICAL CALCULATION MORTGAGE LOANS AND SUBSEQUENT MORTGAGE LOANS IN LOAN
                                    GROUP II

                                                                                       Percentage of
                                                                                         Aggregate
                                           Number of                                Principal Balance of
                                          Statistical                                   Statistical
                                          Calculation       Aggregate Principal         Calculation
       NEXT RATE ADJUSTMENT DATE         MORTGAGE LOANS     BALANCE OUTSTANDING        MORTGAGE LOANS
-------------------------------------    --------------     -------------------     --------------------
November 1, 2005.....................                 1           $      53,833                    0.02%
July 1, 2006.........................                 3                 995,600                    0.41
August 1, 2006.......................                 7               3,011,416                    1.23
September 1, 2006....................                21               6,242,314                    2.56
October 1, 2006......................                13               5,460,816                    2.24
November 1, 2006.....................                17               5,528,977                    2.27
December 1, 2006.....................                47              15,774,754                    6.47
January 1, 2007......................               151              47,760,205                   19.58
February 1, 2007.....................               182              47,124,050                   19.32
March 1, 2007........................               133              36,057,844                   14.78
April 1, 2007........................               229              50,623,235                   20.75
May 1, 2007..........................                22               4,821,829                    1.98
September 1, 2007....................                 4                 975,900                    0.40
October 1, 2007......................                 5               1,801,541                    0.74
November 1, 2007.....................                 7               2,273,590                    0.93
December 1, 2007.....................                 8               2,570,952                    1.05
January 1, 2008......................                10               3,012,084                    1.23
February 1, 2008.....................                15               3,560,891                    1.46
March 1, 2008........................                 5               1,269,997                    0.52
April 1, 2008........................                 6               1,080,500                    0.44
May 1, 2008..........................                 2                 175,890                    0.07
August 1, 2009.......................                 5               1,143,514                    0.47
September 1, 2009....................                 1                 420,300                    0.17
December 1, 2009.....................                 3                 964,442                    0.40
January 1, 2010......................                 1                 362,000                    0.15
February 1, 2010.....................                 1                 219,517                    0.09
April 1, 2010........................                 1                 148,000                    0.06
December 1, 2011.....................                 1                 520,000                    0.21
                                                  -----           -------------                 -------
TOTAL:...............................               901           $ 243,953,993                  100.00%
                                                  =====           =============                 =======


As of April 1, 2005, the weighted average number of months to the next adjustment date for the Group II Statistical Calculation Mortgage Loans is approximately 23 months.